UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 2, 2018

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 2, 2018, Real Goods Solar, Inc. (the “Company”) entered into a Cooperation Agreement (the “Agreement”) with Iroquois Capital Management LLC, Iroquois Master Fund LTD, Iroquois Capital Investment Group LLC, Richard Abbe and Kimberly Page (collectively, “Iroquois Capital”).

Pursuant to the Agreement, Iroquois Capital has agreed to (i) immediately terminate, and cease any and all solicitation and other efforts with respect to, the solicitation of proxies in opposition to the Company’s proposals for the 2017 annual meeting of shareholders, (ii) withdraw (and not resubmit) Iroquois’ proxy statement in opposition to the Company’s proposals for the 2017 annual meeting of shareholders, and (iii) promptly notify the staff of the Securities and Exchange Commission in writing that it is terminating the solicitation of proxies in opposition to the Company’s proposals for the 2017 annual meeting of shareholders.

Pursuant to the Agreement, at the 2017 annual meeting of shareholders, Iroquois Capital agrees to appear in person or by proxy and vote all shares of the Company’s Class A common stock beneficially owned by Iroquois Capital and its “affiliates” and “associates” (as such terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) in favor of (i) the election of the Company’s director nominees, (ii) the approval of an amendment to the Company’s 2008 Long-Term Incentive Plan to increase the number of shares authorized for issuance and the number of shares that a participant may receive in a fiscal year, and (iii) the ratification of the appointment of Moss Adams LLP to audit the Company’s consolidated financial statements for the 2017 fiscal year. Further, at any subsequent shareholders’ meeting during the “standstill period” described below, Iroquois has agreed to vote all shares of the Company’s Class A common stock beneficially owned by Iroquois and its affiliates and associates in favor of the election of director nominees nominated for election by the Company’s board of directors or its Nominating and Corporate Governance Committee and against the removal of any directors whose removal is not recommended by the Company’s board of directors.

Under the terms of the Agreement, Iroquois Capital has agreed to certain customary standstill provisions with respect to Iroquois Capital’s actions with regard to the Company and its Class A common stock during a “standstill period” commencing on the date of the Agreement and ending at 11:59 p.m., Eastern Time, on such date that is 30 calendar days prior to the expiration of the advance notice period for the submission by shareholders of director nominations for consideration at the Company’s 2022 annual meeting of shareholders, as set forth in the advance notice provisions of the Company’s Bylaws. These provisions restrict, among other things, Iroquois’ ability to engage in certain proxy solicitations, make certain shareholder proposals, call meetings of shareholders, obtain representation on the Company’s board of directors, institute litigation against the Company, or remove any of the Company’s directors.

Pursuant to the Agreement, the Company has agreed to issue and deliver to Iroquois Master Fund LTD and Iroquois Capital Investment Group LLC 456,000 and 144,000 unregistered and restricted shares of Class A common stock respectively as reimbursement for expenses incurred in connection with the 2017 annual meeting of shareholders and the negotiation, execution and effectuation of the Agreement. Further, the Company and Iroquois Capital has agreed to cooperate in good faith to enter into a registration rights agreement, with customary terms reasonably acceptable to the Company, granting to Iroquois Capital piggyback registration rights with respect to the shares of Class A common stock Iroquois Capital will receive pursuant to the Agreement.

The Company and Iroquois Capital have also agreed to mutual non-disparagement provisions and a mutual release of claims.

The foregoing description of the Agreement is qualified in its entirely by reference to the full text of the Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

Pursuant to the Agreement, the Company has agreed to issue and deliver to Iroquois Master Fund LTD and Iroquois Capital Investment Group LLC 456,000 and 144,000 unregistered and restricted shares of Class A common stock respectively as reimbursement for expenses incurred in connection with the 2017 annual meeting of shareholders and the negotiation, execution and effectuation of the Agreement.

The issuance of the shares of Class A common stock is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, because the Company issued the shares to a group of sophisticated and accredited recipients who represented to the Company that they were “accredited investors” who acquired the shares for their own account and not with a view towards distribution, and the Company will place a legend on any certificate representing such shares stating that the issuance of such shares have not been registered under the Securities Act, and cannot be sold or otherwise transferred without registration or an exemption therefrom.

Item 7.01. Regulation FD Disclosure

The Company issued a press release on January 3, 2018 announcing the execution of the Agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 hereto are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Cooperation Agreement dated January 2, 2018, between Real Goods Solar, Inc. and Iroquois Capital Management LLC
99.1	Press Release issued by Real Goods Solar, Inc. on January 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Alan Fine
Alan Fine
Chief Financial Officer

Date: January 3, 2018